                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




                Date of report (date of earliest event reported):
                                  May 24, 2002


                       Daisytek International Corporation
               (Exact Name of Registrant as Specified in Charter)


                Delaware                  0-25400              75-2421746
           ------------------        -----------------     --------------------
            (State or other             (Commission          (I.R.S. Employer
            jurisdiction of             File Number)        Identification No.)
            incorporation)

                    1025 Central Expressway South, Suite 200
                               Allen, Texas 75013
          (Address of Principal Executive Offices, including zip code)


                                 (972) 881-4700
              (Registrant's Telephone Number, including area code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  OTHER EVENTS

                  On May 24, 2002, Daisytek International Corporation issued a press release filed herewith as Exhibit 99.1, to announce that it had mailed a recommended offer to ISA International plc shareholders on May 23, 2002. Daisytek International Corporation had previously announced on May 7, 2002 its intention to make an offer for all of the ordinary share capital of ISA International plc.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial statements of business acquired

                  Not applicable

         (b)      Pro forma financial information

                  Not applicable

         (c)      Exhibits

                  99.1     Press Release dated May 24, 2002.

                  99.2 Recommended Offer by Robert W. Baird Limited on behalf of Daisytek UK Limited, a wholly-owned subsidiary of Daisytek International Corporation, for ISA International plc.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      DAISYTEK INTERNATIONAL CORPORATION


                                      By: /s/ RALPH MITCHELL
                                         ---------------------------------------
                                              Ralph Mitchell
                                              Chief Financial Officer,
                                              Executive Vice President - Finance

Dated:  May 30, 2002


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                                Index to Exhibits


         EXHIBIT
         NUMBER   DESCRIPTION
         -------  -----------
         99.1     Press Release dated May 24, 2002.

         99.2     Recommended Offer by Robert W. Baird Limited on behalf of
                  Daisytek UK Limited, a wholly-owned subsidiary of Daisytek
                  International Corporation, for ISA International plc.